UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 22, 2010
Diamond Offshore Drilling, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13926	76-0321760

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
15415 Katy Freeway
Houston, Texas 77094

(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (281) 492-5300
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
     On April 22, 2010, Diamond Offshore Drilling, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2010. A copy of such press release is furnished herewith as Exhibit 99.1.
     The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits. The following exhibit is furnished pursuant to Item 2.02 of Form 8-K:

Exhibit number	Description

99.1	Press Release dated April 22, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND OFFSHORE DRILLING, INC.
By:	/s/ William C. Long
William C. Long
Senior Vice President, General Counsel and Secretary

Dated: April 22, 2010

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